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DATA SALES CO., INC.
3450 west burnsville parkway - burnsville, mn 55337
612-890-8838 - fax 612-890-8917

March 29, 2000

Mr. Mike Mehr
Adaytum Software Inc.
2051 Killebrew Drive
Suite 400
Bloomington, MN 55425

Dear Mike,

Data Sales Co. Inc. is pleased to provide Adaytum Software Inc. the following lease.

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
Equipment:                          Dell and NEC Hardware
Structure:                          Sale Lease Back
Cost:                               $375,000.00
FDC:                                April 1, 2000
Term:                               18 Months
Payment:                            $24,090.00 per month plus sales tax
End of Term:                        Fair market Value not to exceed 10% of cost provided no default has occurred, return or renewal
Warrants:                           5% of financed amount based on $5.86 per share
Terms and Conditions:               a.  Monthly payments made by ACH direct deposit
                                    b.  Data Sales Co. will purchase equipment from Adaytum
                                    Software Inc.
                                    c.  See Master Lease dated 6/8/98
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Please sign below acknowledging the conditions of this lease.

Thank you.

Sincerely,                               AGREED TO BY:

                                         Name:  /s/ Mike H. Mehr
                                              ----------------------------------
/s/ Daniel Gannon
                                         Printed Name:  Mike H. Mehr
                                                      --------------------------
Daniel Gannon
                                         Title:  VP - Finance & Administration
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                                         Date:  March 30, 2000
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